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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 16, 2004



                                NATCO Group Inc.
             (Exact name of registrant as specified in its charter)



             DELAWARE                  001-15603             22-2906892
   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)


            2950 North Loop West, 7th Floor                      77092
                   Houston, Texas                              (Zip Code)
       (Address of principal executive offices)


       Registrant's telephone number, including area code: (713) 683-9292


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

                  On March 16, 2004, NATCO Group Inc. issued a press release announcing the completion of a bank refinancing and the award of a project using new desulfurization technology. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are incorporated by reference into this report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

         99.1     Press Release, dated March 16, 2004
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 17, 2004
                                         NATCO Group Inc.



                                         By: /s/ Richard W. FitzGerald
                                             -----------------------------------
                                             Richard W. FitzGerald
                                             Senior Vice President and
                                             Chief Financial Officer



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                                INDEX TO EXHIBIT


         99.1     Press Release, dated March 16, 2004